FingerMotion Receives $4.0 Million Investment from
The Lind Partners to Accelerate Corporate Growth

Investment Proceeds Provide Transformational Growth Capital to Scale
FingerMotion’s Business Segments

NEW YORK, NY August 10, 2022 (ACCESSWIRE) – FingerMotion, Inc. (Nasdaq: FNGR) (the “Company” or “FingerMotion”), a mobile data, services, and big data analytics company, is pleased to announce it has signed and closed a funding agreement for gross proceeds of $4.0 million (the “Investment”) with Lind Global Fund II, LP (the “Investor”), an investment fund managed by The Lind Partners, a New York-based institutional fund manager.

“We are very pleased to have The Lind Partners as a significant FingerMotion investor,” said Martin Shen CEO of FingerMotion. “The proceeds from this Investment will be primarily allocated across multiple high-margin and high-growth opportunity initiatives currently underway. In particular, the Company’s highest priority initiative is the full-scale nationwide rollout of its mobile device protection business in China. This vertical is expected to yield the highest return on capital investment in the shortest amount of time, both strengthening our balance sheet and enabling us to experience transformational revenue growth over the next 12-24 months,” CEO Martin Shen stated.

“We are pleased to invest in FingerMotion to support their vision and growth initiatives,” said Phillip Valliere, Managing Director at The Lind Partners. “We are pleased to be investing in FingerMotion at such an exciting time as they expand into new lines of business.”

The Investment is in the form of a securities purchase agreement (the “Purchase Agreement”) whereby the Investor has purchased from the Company and the Company has issued and sold to the Investor (a) a $4.8 million senior convertible note (the “Note”) and (b) a common stock purchase warrant (the “Warrant”) which entitles the holder to acquire up to 3,478,261 shares of common stock of the Company (each, a “Warrant Share”).

The Note has a 24-month maturity and a conversion price of $2.00 per share of common stock of the Company (each, a “Common Share”), subject to adjustment in certain circumstances with respect to any repayment of the Note in Common Shares by the Company and in the event of default, which is also subject to a floor price of $0.86 per share (the “Floor Price”). A total of $4.0 million will be funded under the Note (representing the principal amount less a coupon of 20%). The Company is required to make monthly payments on the unpaid face value of the Note in 18 equal monthly installments commencing on the 1st day of the seventh month after closing. At the Company’s sole discretion, principal payments may be made in the form of cash or Common Shares. In the case that payment is made in Common Shares, the Common Shares must be issued pursuant to the terms of the Note and be registered for resale under the Securities Act or may be resold pursuant to the resale safe harbor under Rule 144 without restriction on the number of shares to be sold or manner of sale requirements. The Company has the right to prepay the Note at any time with a premium of 5% of the outstanding principal amount (the “Prepayment Right”). Should the Company exercise its Prepayment Right, the Investor will have the option of converting one-third of the outstanding principal amount of the Note.

The Warrant allows the holder to acquire up to 3,478,261 Warrant Shares at a price of $1.75 per Warrant Share, which exercise price is subject to adjustment if the Company issues new securities, other than exempt securities, at a price less than the exercise price. The Warrant also contains a net exercise (cashless exercise) provision. The number of Warrant Shares purchasable under the Warrant will be reduced by 50% upon effectiveness of a registration statement on Form S-1 or other applicable registration statement available to the Company (the “Registration Statement”) to be filed pursuant to the terms and conditions of the Purchase Agreement.

The Company has also signed a security agreement in favor of the Investor to secure the payment and performance in full of all of the obligations of the Company to the Investor. In addition, except for contractually controlled entities, each of the Company’s subsidiaries (each, a “Guarantor”) have provided a guarantee in favor of the Investor, whereby each Guarantor jointly and severally guarantees the prompt and complete payment and performance when due of the obligations of the Company.

Pursuant to the Purchase Agreement, the Company is required to prepare and file a Registration Statement covering the resale of all of the Common Shares, including Warrant Shares, issued or issuable to the Investor. In addition, pursuant to the terms of the Purchase Agreement, the Investor has the right to participate in any equity or debt offering, or combination of units thereof (a “Subsequent Financing”) equal to 10% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing until August 9, 2024.

In connection with the closing of the Purchase Agreement, the Company will be required to pay an advisory fee to The Benchmark Company, LLC consisting of (i) a cash fee of 7% of the gross proceeds from the sale of the securities, and (ii) common stock purchase warrants to purchase 7% of the number of securities issuable under the Note.

The securities being offered and sold pursuant to the Purchase Agreement have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and are being offered and sold pursuant to an exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and applicable U.S. state securities laws, and such securities will be issued as “restricted securities” as such term is defined in Rule 144(a)(3) under the U.S. Securities Act.

About FingerMotion, Inc.

FingerMotion is an evolving technology company with a core competency in mobile payment and recharge platform solutions in China. It is one of only a few companies in China with access to wholesale rechargeable minutes from China’s largest mobile phone providers that can be resold to consumers. As the user base of its primary business continues to grow, the Company is developing additional value-added technologies to market to its users. The vision of the Company is to rapidly grow the user base through organic means and have this growth develop into an ecosystem of users with high engagement rates utilizing its innovative applications. Developing a highly engaged ecosystem of users would strategically position the Company to onboard larger customer bases. FingerMotion eventually hopes to serve over 1 billion users in the China market and eventually expand the model to other regional markets.

About The Lind Partners

The Lind Partners manages institutional funds that are leaders in providing growth capital to small- and mid-cap companies publicly traded in the US, Canada, Australia and the UK. Lind’s funds make direct investments ranging from US$1 to US$30 million, invest in syndicated equity offerings and selectively buy on market. Having completed more than 100 direct investments totaling over US$1 Billion in transaction value, Lind’s funds have been flexible and supportive capital partners to investee companies since 2011.

Company Contact:

FingerMotion, Inc.

For further information e-mail: info@fingermotion.com

Phone: 718-269-3366

Investor Relations Contact:

Skyline Corporate Communications Group, LLC

Scott Powell, President

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Office: (646) 893-5835

Email: info@skylineccg.com

Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements give our current expectations of forecasts of future events. All statements other than statements of current or historical fact contained in this release, including statements regarding our future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals or the impact of any laws or regulations applicable to us, and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “should,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations about future events. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond our control. Our actual future results may differ materially from those discussed or implied in our forward-looking statements for various reasons. Factors that could contribute to such differences include, but are not limited to: international, national and local general economic and market conditions; demographic changes; the ability of the Company to sustain, manage or forecast its growth; the ability of the Company to manage its VIE contracts; the ability of the Company to maintain its relationships and licenses in China; adverse publicity; competition and changes in the Chinese telecommunications market; fluctuations and difficulty in forecasting operating results; business disruptions, such as technological failures and/or cybersecurity breaches; and the other factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.